UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2016

AMICUS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33497	71-0869350
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Cedar Brook Drive, Cranbury, NJ	08512
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 662-2000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 14, 2016, Amicus Therapeutics, Inc. (the “Company”) announced a proposed offering of $225 million aggregate principal amount of Convertible Senior Notes due 2023 (the “Convertible Notes”) in a private offering to qualified institutional buyers that is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon Rule 144A under the Securities Act.  In connection with the pricing of the Convertible Notes, the Company expects to enter into capped call transactions with one or more financial institutions.  The Company’s press release announcing the launch of the offering of the Convertible Notes is filed as Exhibit 99.1 to this Current Report and is incorporated by reference herein.

In connection with the offering described above, the Company is disclosing certain information regarding its business to prospective investors in a confidential preliminary offering circular. This information is included in Exhibit 99.2 attached hereto and incorporated herein by reference.

Forward Looking Statements

This Current Report, including Exhibits 99.1 and 99.2, contain forwardlooking statements that involve substantial risks and uncertainties..  All statements, other than statements of historical facts, included in this Current Report and the documents incorporated by reference herein regarding our strategy, future operations, future financial position, future revenues, projected costs, prospects, plans and objectives of management are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the ‘‘Exchange Act’’). The words ‘‘anticipate,’’ ‘‘believe,’’ ‘‘estimate,’’ ‘‘expect,’’ ‘‘potential,’’ ‘‘intend,’’ ‘‘may,’’ ‘‘plan,’’ ‘‘predict,’’ ‘‘project,’’ ‘‘will,’’ ‘‘should,’’ ‘‘would’’ and similar expressions are intended to identify forward-looking statements, although not all forwardlooking statements contain these identifying words. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their respective dates, and we undertake no obligation to update any forward-looking statement contained or incorporated by reference in this Current Report except as required by law. These forward looking statements are based on estimates and assumptions by our management that, although believed to be reasonable, are inherently uncertain and subject to a number of risks. The following represent some, but not necessarily all, of the factors that could cause actual results to differ from historical results or those anticipated or predicted by our forward-looking statements: the progress and results of our clinical trials of our drug candidates; the cost of manufacturing drug supply for our clinical and preclinical studies, including the significant cost of new Fabry ERT cell line development and manufacturing as well as the cost of manufacturing Pompe ERT; the scope, progress, results and costs of preclinical development, laboratory testing and clinical trials for our product candidates including those testing the use of pharmacological chaperones co-formulated and co-administered with ERT and for the treatment of LSDs; the future results of on-going or later clinical trials for SD-101, including our ability to obtain regulatory approvals and commercialize SD-101 and obtain market acceptance of SD-101; the future results of the on-ongoing clinical trial for ATB200/ATB2221, including our ability to obtain regulatory approvals and commercialize ATB200/ATB2221; the future results of on-going preclinical and later clinical trials for CDKL5, including our ability to obtain regulatory approvals and commercialize CDKL5 and obtain market acceptance for CDKL5; the costs, timing and outcome of regulatory review of our product candidates; the number and development requirements of other product candidates that we pursue; the costs of commercialization activities, including product marketing, sales and distribution; the emergence of competing technologies and other adverse market developments; our ability to obtain reimbursement for migalastat; our ability to obtain market acceptance of migalastat in the EU; the costs of preparing, filing and prosecuting patent applications and maintaining, enforcing and defending intellectual property-related claims; the extent to which we acquire or invest in businesses, products and technologies; our ability to successfully integrate our recent acquisitions of Scioderm, Inc. and MiaMed, Inc. and their products and technologies into our business, including the possibility that the expected benefits of the transactions will not be fully realized by us or may take longer to realize than expected; and our ability to establish collaborations and obtain milestone, royalty or other payments from any such collaborators; and the other risks and uncertainties discussed under the caption entitled ‘‘Risk Factors’’ herein and in our periodic filings, including our Annual Report on Form 10-K for the year ended December 31, 2015 and in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2016.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits: The Exhibit Index annexed hereto is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMICUS THERAPEUTICS, INC.

Date: December 14, 2016	By:	/s/ ELLEN S. ROSENBERG
	Name:	Ellen S. Rosenberg
	Title:	General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated December 14, 2016 titled “Amicus Therapeutics Announces Proposed Offering of Convertible Senior Notes.”

99.2	Excerpts from the Preliminary Offering Circular dated December 14, 2016